                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 16, 1997

                          IKON Office Solutions, Inc.
                     (formerly Alco Standard Corporation)
                     ------------------------------------
             (Exact name of registrant as specified in its charter)


    OHIO                        File No. 1-5964                    23-0334400
------------------              ----------------                 --------------
(State or other                 (Commission File                 (IRS Employer
 jurisdiction of                Number)                          Identification
 incorporation)                                                  Number)


                P.O. Box 834, Valley Forge, Pennsylvania  19482
                ----------------------------------------  -----


      Registrant's telephone number, including area code:  (610) 296-8000
                                                           --------------


                           Alco Standard Corporation
                 ----------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

         On January 16, 1997, the Registrant reported its earnings for the fiscal quarter ended December 31, 1996 from its continuing operation, IKON Office Solutions, Inc.

         At their annual meeting on January 23, 1997, shareholders of Alco Standard Corporation (NYSE:ASN) voted to change the name of the company to IKON Office Solutions, Inc., the name previously held by its sole operating unit. On January 27, 1997 the company began trading on the New York Stock Exchange, Chicago Stock Exchange and Philadelphia Stock Exchange under the ticker symbol "IKN."





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                (c)  Exhibits.
                     --------

                (99) Press Release dated January 16, 1997

                (99a)  Press Release dated January 23, 1997
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ALCO STANDARD CORPORATION



                                         By: /s/ Michael J. Dillon
                                            --------------------------------
                                                 Michael J. Dillon
                                                 Vice President and Controller



Dated: January 29, 1997
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                               Index to Exhibit
                               ----------------



     (99) Press Release dated January 16, 1997

     (99a)  Press Release dated January 23, 1997